Exhibit 10.52
SIXTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT
     THIS SIXTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT (this “Sixth Amendment”) is entered into as of August __, 2011 (the “Sixth Amendment Date”), by and among TrustWave Holdings, Inc., a Delaware corporation (the “Company”), and the persons signatory hereto (the “Signatories”).
RECITALS
     WHEREAS, the Company and its stockholders are parties to that certain Investor Rights Agreement, dated as of March 14, 2005, as amended through the date hereof (as so amended, the “Original Agreement”); and
     WHEREAS, all capitalized terms used in this Sixth Amendment which are not defined herein shall have the respective meanings assigned to them in the Original Agreement; and
     WHEREAS, the Signatories constitute the holders of at least a majority of the Registrable Securities; and
     WHEREAS, the parties hereto desire to amend the Original Agreement as provided in this Sixth Amendment.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and conditions contained in this Sixth Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Addition of Common Stockholders. For all purposes of the Original Agreement, as amended by this Sixth Amendment, each stockholder listed on the attached Schedule 1 is hereby constituted as a Common Stockholder and, so long as on the date of determination such stockholder holds Registrable Securities representing at least 100,000 shares of Common Stock, a Major Common Stockholder.
     2. Information and Reporting. Without limiting the foregoing, each stockholder listed on the attached Schedule 1 shall be entitled to the benefits of Sections 3.1 and 3.2 of the Original Agreement, subject to the limitations contained in Sections 3.3 and 3.7 of the Original Agreement, so long as such stockholder is a Major Investor and continues to hold at least ten percent (10%) of the total number of shares of capital stock (as adjusted for stock splits and on an as-converted basis) held by such stockholder on the Sixth Amendment Date.
     3. Joinder. By executing this Sixth Amendment, each stockholder listed on the attached Schedule 1 agrees that it shall succeed to all of the obligations of a Common Stockholder, Major Common Stockholder and/or Major Investor as contemplated by the Original Agreement, as amended by this Sixth Amendment.
     4. No Other Amendments. Except as expressly amended by this Sixth Amendment, all of the terms and provisions of the Original Agreement shall remain in full force and effect.

     5. Counterparts. This Sixth Amendment may be executed by facsimile and in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
(SIGNATURES ON NEXT PAGES)

     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed as of the Sixth Amendment Date.

COMPANY:

TRUSTWAVE HOLDINGS, INC.

By:
Name: Robert McCullen
Title: Chief Executive Officer

STOCKHOLDERS:

Financial Technology Ventures II (Q), L.P.
Financial Technology Ventures II, L.P.

By:	Financial Technology Management, II, LLC

By:
Name:
Title:

Richard Kiphart

David Valentine
Signature Page to Sixth Amendment to Investor Rights Agreement

DBRC Investments, LLC.

By:
Name:
Title:

Phillip J. Smith

MBK Ventures, LLC

By:
Name: Robert McCullen
Title: Manager
Signature Page to Sixth Amendment to Investor Rights Agreement

Caledonia Investments, L.P.

By:
Name: Tim Nicholson
Title: Managing Director

Nicholson Acquisitions LP

By:
Name: Tim Nicholson
Title: General Partner
Signature Page to Sixth Amendment to Investor Rights Agreement

THE PRODUCTIVITY FUND IV, L.P.

By:	First Analysis Management Company IV,
L.L.C., its General Partner
By:	First Analysis Venture Operations and
Research, L.L.C., its Member
By:	First Analysis Corporation, its Manager

By:
Howard S. Smith, Managing Director

THE PRODUCTIVITY FUND IV ADVISORS FUND, L.P.

By:	First Analysis Management Company IV,
L.L.C., its General Partner
By:	First Analysis Venture Operations and
Research, L.L.C., its Member
By:	First Analysis Corporation, its Manager

By:
Howard S. Smith, Managing Director

FA PRIVATE EQUITY FUND IV, L.P.

By:	FA Private Equity Management IV, L.C.C.,
its General Partner
By:	First Analysis Private Equity Management
Company IV, L.L.C., its Managing Member
By:	First Analysis Venture Operations and
Research, L.L.C., its Managing Member
By:	First Analysis Corporation, its Manager

By:
Howard S. Smith, Managing Director
Signature Page to Sixth Amendment to Investor Rights Agreement

FA PRIVATE EQUITY FUND IV GMBH & CO. BETEILIGUNGS KG

By:	FA Private Equity Management IV, L.C.C.,
its Managing Limited Partner
By:	First Analysis Private Equity Management
Company IV, L.L.C., its Managing Member
By:	First Analysis Venture Operations and
Research, L.L.C., its Managing Member
By:	First Analysis Corporation, its Manager

By:
Howard S. Smith, Managing Director
Signature Page to Sixth Amendment to Investor Rights Agreement

SRBA #5, L.P.

By:	Hallman Management Trust, its General Partner

By:
Trustee
Signature Page to Sixth Amendment to Investor Rights Agreement

Bullseye Securities, LLC

By:
Name:
Title:
Signature Page to Sixth Amendment to Investor Rights Agreement

Venture Lending & Leasing IV, LLC

By:
Name:
Title:
Signature Page to Sixth Amendment to Investor Rights Agreement

William Bertrand, Jr.

Stuart Harvey

Walter Hosp

L. Neil Hunn

Zachary Nelson

Ruth Ann Marshall

Kevin Bradford
Signature Page to Sixth Amendment to Investor Rights Agreement

FTVentures III, L.P.
FTVentures III-N, L.P.
FTVentures III-T, L.P.

By:	FTVentures Management III, LLC

By:
Name:
Title:
Signature Page to Sixth Amendment to Investor Rights Agreement

SCHEDULE 1
Bullseye Securities, LLC
Venture Lending & Leasing IV, LLC
William Bertrand, Jr.
Stuart Harvey
Walter Hosp
L. Neil Hunn
Zachary Nelson
Ruth Ann Marshall
Kevin Bradford
FTVentures III, L.P.
FTVentures III-N, L.P.
FTVentures III-T, L.P.